Exhibit 99.1

PRESS RELEASE

Mellanox Technologies, Ltd.

Press/Media Contact:

Brian Sparks

408-970-3400

media@mellanox.com

U.S. Investor Contact:

Janine Zanelli

408-916-0012

janine@mellanox.com

Israel Investor Contact:

Nava Ladin

Gelbart Kahana Investor Relations

+972-3-6074717

nava@gk-biz.com

Mellanox Technologies, Ltd. Announces Launch of Public Offering

SUNNYVALE, CA and YOKNEAM, ISRAEL — Sept. 19, 2011 — Mellanox® Technologies, Ltd. (NASDAQ: MLNX; TASE: MLNX), a leading supplier of end-to-end connectivity solutions for data center servers and storage systems, today announced its intention to conduct, subject to market and other conditions, an underwritten public offering of 3,000,000 ordinary shares pursuant to an effective shelf registration statement.  Mellanox Technologies also expects to grant the underwriters of the offering a 30-day option to purchase up to an additional 450,000 ordinary shares in the public offering to cover over-allotments, if any.  J.P. Morgan Securities LLC, Credit Suisse Securities (USA) LLC and Barclays Capital Inc. are acting as the book running managers for the offering.  Stifel Nicolaus Weisel is acting as co-manager for the offering.

Mellanox Technologies intends to use the net proceeds from the offering for general corporate purposes, including working capital and potential strategic investments.

The public offering of the ordinary shares is being made by means of a prospectus and prospectus supplement pursuant to an automatic universal shelf registration statement that was filed earlier today with the Securities and Exchange Commission and became effective immediately upon filing.  Copies of the prospectus supplement and base prospectus relating to this offering may be obtained from J.P. Morgan Securities LLC, c/o Broadridge Financial Solutions, Attn: Prospectus Department, 1155 Long Island Avenue, Edgewood, New York 11717, (866) 803-9204, Credit Suisse Securities (USA) LLC, Prospectus Department, One Madison Avenue, New York, NY 10010, (800) 221-1037, and Barclays Capital Inc., c/o Broadridge Financial Solutions, 1155 Long Island Ave., Edgewood, NY 11717, (888) 603-5847.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About Mellanox

Mellanox Technologies is a leading supplier of end-to-end InfiniBand and Ethernet connectivity solutions and services for servers and storage. Mellanox products optimize data center performance and deliver industry-leading bandwidth, scalability, power conservation and cost-effectiveness while converging multiple legacy network technologies into one future-proof architecture. The company offers innovative solutions that address a wide range of markets including HPC, enterprise, mega warehouse data centers, cloud computing, Internet and Web 2.0.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995:

All statements included or incorporated by reference in this release, other than statements or characterizations of historical fact, are forward-looking statements. These forward-looking statements are based on our current expectations, estimates and projections about our industry and business, management’s beliefs and certain assumptions made by us, all of which are subject to change.

Forward-looking statements can often be identified by words such as “projects,” “anticipates,” “expects,” “intends,” “plans,” “predicts,” “believes,” “seeks,” “estimates,” “may,” “will,” “should,” “would,” “could,” “potential,” “continue,” “ongoing,” similar expressions and variations or negatives of these words.  These forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause our actual results to differ materially and adversely from those expressed in any forward-looking statement.

More information about the risks, uncertainties and assumptions that may impact our business is set forth in our form 10-Q filed with the SEC on August 4, 2011, and our form 10-K filed with the SEC on March 7, 2011. All forward-looking statements in this press release are based on information available to us as of the date hereof, and we assume no obligation to update these forward-looking statements.

Mellanox, BridgeX, ConnectX, CORE-Direct, InfiniBridge, InfiniHost, InfiniScale, PhyX, Virtual Protocol Interconnect and Voltaire are registered trademarks of Mellanox Technologies, Ltd. FabricIT, MLNX-OS and SwitchX are trademarks of Mellanox Technologies, Ltd. All other trademarks are property of their respective owners.